EXHIBIT 32.1



                 Certification of Periodic Financial Report by
           Chief Executive Officer Pursuant to 18 U.S.C. Section 1350
       as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



I, DeWitt Drew, President and Chief Executive Officer of Southwest Georgia Financial Corporation certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Corporation's Annual Report on Form 10-K for the annual period ended December 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Corporation.



                              By:      /s/DeWitt Drew
                                       ---------------------------------------
                                       DeWitt Drew
                                       President and Chief Executive Officer
                                       Southwest Georgia Financial Corporation
March 26, 2004